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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 20, 1998


                              BANC ONE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                                      Ohio
                 (State or Other Jurisdiction of Incorporation)


         1-8552                                           31-0738296
(Commission File Number)                       (IRS Employer Identification No.)


                   100 East Broad Street, Columbus, Ohio 43271
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (614) 248-5944


                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)
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ITEM 5.        OTHER EVENTS

         On January 20, 1998, BANC ONE CORPORATION ("BANC ONE") issued a press release announcing its earnings for the three-month and twelve-month periods ended December 31, 1997. A copy of such press release is filed herein as Exhibit
99.1 and incorporated by reference herein.

         On January 20, 1998, BANC ONE issued a press release announcing that BANC ONE's Board of Directors have approved (i) a ten percent stock dividend on shares of BANC ONE's common stock, payable on February 26, 1998 to shareholders of record as of February 12, 1998, (ii) a cash dividend of $0.38 per share on shares of BANC ONE's common stock, payable on March 31, 1998 to shareholders of record on March 13, 1998, and (iii) a cash dividend of $0.875 per share on shares of BANC ONE's Series C $3.50 Cumulative Convertible Preferred Stock (the "Series C Preferred Stock"), payable on March 31, 1998 to shareholders of record on March 13, 1998. BANC ONE also announced in the press release that it has elected to redeem all of the shares of Series C Preferred Stock on April 16, 1998 (the "Redemption Date") at the redemption price of $51.05 per share plus the amount of any dividends accrued and unpaid thereon to the Redemption Date. A copy of such press release is filed herein as Exhibit 99.2 and incorporated by reference herein.


ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

         (a)   Financial Statements

               NONE. The financial statements included in this report are not required to be filed as part of this report.

         (b)   Pro Forma Financial Information

               NONE.

         (c)   Exhibits

               Exhibit 99.1 BANC ONE CORPORATION Press Release dated January 20,
                            1998 titled "Banc One Announces Record Fourth Quarter Results Including Record New Account Growth and Favorable Trends Accelerate as Credit Card Losses Continue to Decline at First USA."

               Exhibit 99.2 BANC ONE CORPORATION Press Release dated January 20,
                            1998 titled "Banc One Declares a 10 Percent Stock Dividend, Continues Current Cash Dividend, and Announces Redemption of Series C Convertible Stock."

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     BANC ONE CORPORATION
                                                     (Registrant)

Date:  January 26, 1998                              By: /s/ Bobby L. Doxey
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                                                         Bobby L. Doxey
                                                         Controller

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